UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2025
CIRCLE INTERNET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware    001-42671    99-2840247
(State or other jurisdiction of incorporation or organization)

(Commission File Number)        (I.R.S. Employer Identification Number)

One World Trade Center New York, NY 10007
(332) 334-0660
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CRCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 21, 2025, the Board of Directors (the “Board”) of Circle Internet Group, Inc. (the “Company”) increased the size of the Board to nine directors and appointed Adam Selipsky to the Board and its Audit Committee and Strategy Committee, effective immediately. Mr. Selipsky has been designated as a Class III director, and will serve in such capacity until the earlier of the Company’s annual meeting of stockholders in 2028, until his successor is duly elected and qualified, or until his earlier resignation, death, or removal.
The Board has determined that Mr. Selipsky is independent and meets the applicable independence requirements of the New York Stock Exchange. There are no transactions in which Mr. Selipsky had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Mr. Selipsky will receive compensation for Board and committee service commensurate with the Company’s other non-employee directors.
Mr. Selipsky, age 58, is the former Chief Executive Officer of Amazon Web Services, a cloud computing platform developed and operated by Amazon.com Inc., serving in this role from 2021 to 2024. Prior to his time as Chief Executive Officer of Amazon Web Services, Mr. Selipsky was the President and Chief Executive Officer of Tableau Software, a data visualization and business intelligence platform business, from 2016 to 2021, including through Tableau Software’s acquisition by Salesforce, Inc. Prior to his time at Tableau Software, Mr. Selipsky previously held other key leadership positions with Amazon Web Services, including as Vice President, Marketing, Sales, and Support, from 2005 to 2016. Earlier in his career, Mr. Selipsky held key executive roles at RealNetworks, an early pioneer in internet streaming media, and as a Principal at Mercer Management Consulting. Mr. Selipsky has also served on the board of directors of Amazon Web Services and Tableau Software. Mr. Selipsky holds an A.B. from Harvard University and an M.B.A. from Harvard Business School.
A copy of the Company’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Dated July 22, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCLE INTERNET GROUP, INC.

Date: July 22, 2025	By:	/s/ Sarah K. Wilson
	Name:	Sarah K. Wilson
	Title:	General Counsel and Corporate Secretary